                                                                    EXHIBIT 10.1

                                CONSENT AGREEMENT

          THIS IS A CONSENT AGREEMENT (this "Consent Agreement"), dated as of June 9, 2003, by and among the Genaera Corporation (the "Corporation") and all of the holders of the Series C-1 Convertible Preferred Stock and the Series C-2 Convertible Preferred Stock of the Corporation listed on the signature pages hereto (collectively, the "Preferred Holders").

                                      Terms

          The Preferred Holders hereby consent to the Corporation amending and restating (i) the Certificate of Designations, Preferences and Rights of Series C-1 Preferred Stock (the "Series C-1 Certificate") that was filed with the Secretary of State of Delaware on May 27, 2003, and (ii) the Certificate of Designations, Preferences and Rights of Series C-2 Preferred Stock (the "Series C-2 Certificate") that was filed with the Secretary of State of Delaware on May 27, 2003.

          The Series C-1 Certificate, as amended and restated (the "Amended Series C-1 Certificate"), is attached hereto as Exhibit A. The Series C-2 Certificate, as amended and restated (the "Amended Series C-2 Certificate"), is attached hereto as Exhibit B. The amendments to the Series C-1 Certificate and the Series C-2 Certificate, respectively, as contained in the Amended Series C-1 Certificate and the Amended Series C-2 Certificate, respectively, are as follows:

               (a) Paragraph "(ii)" of "Section 5(b) - Optional Conversion of Series C-1 Preferred Stock" of the Resolution of the Board of Directors of the Corporation contained in the Series C-1 Certificate is amended and restated in its entirety to read as follows:

                              (ii) Upon the occurrence of a Series C-1 Stock
                    Price Trigger (as defined below), each share of Series C-1 Preferred Stock shall be convertible at the election of the holder of the Series C-1 Preferred Stock in accordance with
                    Section 5(c)(ii) hereof. A "Series C-1 Stock Price Trigger" shall occur if, at any time prior to November 23, 2004, the average closing bid price of the Common Stock (as quoted on the Nasdaq Small Cap Market, or any other established exchange, national system or automated quotation system on which the Common Stock is listed) over a twenty (20) consecutive Trading Day period is equal to or greater than $3.00, subject to adjustment as provided in Section 5(f)(i) hereof.

               (b) The first paragraph of "Section 6 - Voting Rights" of the Resolution of the Board of Directors of the Corporation contained in the Series C-1 Certificate is amended and restated in its entirety to read as follows (paragraphs (a), (a)(i), (a)(ii) and (a)(iii) of Section 6 remain unchanged):

                    Voting Rights. Except as set forth herein or as otherwise required by law, at all times prior to the conversion or redemption of the Series C-1 Preferred Stock, a holder of Series C-1 Preferred Stock shall be entitled to that number of votes per share of Series C-1 Preferred Stock equal to the Conversion Share Amount, subject to adjustment as provided in Section 5(f)(i) hereof, such votes to be counted together with all other shares of stock of the Corporation having general voting power and not counted separately as a class. The holders of Series C-1 Preferred Stock may vote on every matter put to a vote of the Corporation's stockholders, except for any matter reserved solely for the vote of the holders of any series of Preferred Stock other than the Series C-1 Preferred Stock.

               (c) The first paragraph of "Section 6 - Voting Rights" of the Resolution of the Board of Directors of the Corporation contained in the Series C-2 Certificate is amended and restated in its entirety to read as follows (paragraphs (a), (a)(i), (a)(ii) and (a)(iii) of Section 6 remain unchanged):

                    Voting Rights. Except as set forth herein or as otherwise required by law, at all times prior to the conversion or redemption of the Series C-2 Preferred Stock, a holder of Series C-2 Preferred Stock shall be entitled to that number of votes per share of Series C-2 Preferred Stock equal to the Conversion Share Amount, subject to adjustment as provided in Section 5(f)(i) hereof, such votes to be counted together with all other shares of stock of the Corporation having general voting power and not counted separately as a class. The holders of Series C-2 Preferred Stock may vote on every matter put to a vote of the Corporation's stockholders, except for any matter reserved solely for the vote of the holders of any series of Preferred Stock other than the Series C-2 Preferred Stock.

          This Consent Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflicts of laws rules thereof.

          This Consent Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have executed this Consent Agreement as of the day and year first written above.

                                            GENAERA CORPORATION


                                            By: /s/ Roy C. Levitt
                                                --------------------------------
                                            Name: Roy C. Levitt, M.D.
                                            Title: President and Chief Executive
                                                   Officer


                                            BIOTECHNOLOGY VALUE FUND LP
                                            BVF Partners LP, General Partner
                                            BVF Inc., its General Partners


                                            By: /s/ Mark Lampert
                                                --------------------------------
                                            Name: Mark Lampert
                                            Title: President


                                            BIOTECHNOLOGY VALUE FUND II LP
                                            BVF Partners LP, General Partner
                                            BVF Inc., its General Partners


                                            By: /s/ Mark Lampert
                                                --------------------------------
                                            Name: Mark Lampert
                                            Title: President


                                            INVESTMENTS 10, LLC
                                            BVF Partners LP, General Partner
                                            BVF Inc., its General Partners


                                            By: /s/ Mark Lampert
                                                --------------------------------
                                            Name: Mark Lampert
                                            Title: President

                                            BVF INVESTMENTS LLC
                                            BVF Partners LP, General Partner
                                            BVF Inc., its General Partners


                                            By: /s/ Mark Lampert
                                                --------------------------------
                                            Name: Mark Lampert
                                            Title: President


                                            ZIFF ASSET MANAGEMENT, L.P.
                                            PBK Holdings, Inc., its General
                                            Partner


                                            By: /s/ Frederick H. Fogel
                                                --------------------------------
                                            Name: Frederick H. Fogel
                                            Title: Vice-President

                                    EXHIBIT A

          AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, PREFERENCES
                    AND RIGHTS OF SERIES C-1 PREFERRED STOCK

                                       of

                               GENAERA CORPORATION

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware

     The undersigned, President and Chief Executive Officer of Genaera Corporation, a Delaware corporation (hereinafter called the "Corporation"), pursuant to the provisions of Sections 103 and 151 of the Delaware General Corporation Law (the "DGCL"), does hereby make this Amended and Restated Certificate of Designations (the "Certificate of Designations") and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors duly adopted the following resolutions:

     RESOLVED, that, pursuant to Section A(1) of the Certificate of Incorporation (which authorizes 9,211,031 shares of convertible preferred stock, $.001 par value ("Preferred Stock"), of which (i) 80,000 shares have been designated Series A Convertible Preferred Stock (the "Series A Preferred Stock") and of which 888 shares of Series A Preferred Stock are currently issued and outstanding, and (ii) 10,000 shares have been designated Series B Convertible Preferred Stock (the "Series B Preferred Stock") and of which all shares of Series B Preferred Stock are currently issued and outstanding), the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock.

     RESOLVED, that this Certificate of Designations amends and restates in its entirety the Corporation's original certificate of designations, preferences and rights of the Series C-1 Preferred Stock filed with the Secretary of State of the State of Delaware on May 27, 2003.

     RESOLVED, that each share of such series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

     1. Number and Designation. 2,500 shares of the Preferred Stock of the Corporation shall be designated as Series C-1 Convertible Preferred Stock, $.001 par value (the "Series C-1 Preferred Stock").

     2. Rank. The Series C-1 Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution and winding up, rank prior to the Corporation's common stock, $.002 par value ("Common Stock") and rank junior to the Series A Preferred Stock and the Series B Preferred Stock. All equity securities of the Corporation to which the Series C-1 Preferred Stock ranks prior (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise), including the Common Stock, are collectively referred to herein as the "Junior Securities." All equity securities of the Corporation with which the Series C-1 Preferred Stock ranks on a parity are collectively referred to as "Parity Securities" (it being understood that the Corporation's Series C-2 Preferred Stock is a Parity Security with respect to the Series C-1 Preferred Stock) and all equity securities of the Corporation to which the Series C-1 Preferred Stock ranks junior (whether with respect to dividends or upon liquidation, dissolution or winding up) are collectively referred to herein as the "Senior Securities." The respective definitions of Junior Securities and Senior Securities shall also include any rights or options exercisable for or convertible into any of the Junior Securities and Senior Securities, as the case may be. The Series C-1 Preferred Stock shall be subject to the creation of Junior Securities but not subject to the creation of Parity Securities or Senior Securities except as provided in paragraph 6(a) hereof.

     3. Dividends.

          (a) In the event that the Corporation declares a dividend with respect to or makes a distribution on the Common Stock, then the holders of the Series C-1 Preferred Stock shall be entitled to participate with the holders of the Common Stock in any such dividends or distributions paid or set aside for payment, such that the holders of the Series C-1 Preferred Stock shall receive, with respect to each share of Series C-1 Preferred Stock held, an amount equal to (i) the dividend or distribution payable with respect to each share of Common Stock, multiplied by (ii) the number of shares of Common Stock into which such share of Series C-1 Preferred Stock is convertible as of the record date for such dividend or distribution. The provision of this subsection 3(a) shall not apply to any dividends or distributions that would result in an adjustment of the Common Stock Conversion Price (as hereinafter defined) pursuant to Section 5(f).

          (b) For purposes of this Section 3, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase or other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase, or redemption by a subsidiary of the Corporation.

     4. Liquidation Preference.

          (a) In the event of any liquidation, dissolution or winding up of the Corporation, prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of Series C-1 Preferred Stock and any Junior Securities by reason of their ownership of such stock, the holders of Series A Preferred Stock and Series B Preferred Stock shall be entitled to receive for each outstanding share of Series A Preferred Stock and Series B Preferred Stock then held by them an amount equal to $1,000.00 (the "Series A/B Liquidation Preference") plus accrued and unpaid cumulative dividends on such share (as adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like). Following the payment of the Series A/B Liquidation Preference, and prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of Junior Securities by reason of their ownership of such stock, the holders of Series C-1 Preferred Stock shall be entitled to receive for each outstanding share of Series C-1 Preferred Stock then held by them in an amount equal to $1,000.00 (the "Series C-1 Liquidation Preference") plus any declared but unpaid dividends on such shares (as adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like). If, upon the occurrence of a liquidation, dissolution or winding up, the assets and funds of the Corporation legally available for distribution to stockholders by reason of their ownership of stock of the Corporation shall be insufficient to permit the payment of the full aforementioned preferential amount on the Series C-1 Preferred Stock, then the entire assets and funds of the Corporation legally available for distribution to stockholders by reason of their ownership of stock of the Corporation shall be distributed among the holders of Series C-1 Preferred Stock and holders of any other such Parity Securities ratably in accordance with the respective amounts that would be payable on such shares of Series C-1 Preferred Stock and such Parity Securities if the amounts payable thereon were paid in full.

          (b) Subject to the prior rights of the holders of any Senior Securities, after payment shall have been made in full to the holders of the Series C-1 Preferred Stock, as provided in this Section 4, any other series or class or classes of Junior Securities shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series C-1 Preferred Stock shall not be entitled to share therein.

     5. Conversion.

          (a) Automatic Conversion of Series C-1 Preferred Stock.

               (i) Upon the occurrence of a Change of Control (as defined below), each share of Series C-1 Preferred Stock shall be automatically converted in accordance with Section 5(c)(i) hereof. A "Change of Control" shall occur upon the occurrence of (i) any sale, exchange, conveyance or other disposition of capital stock of the Corporation in a transaction or series of related transactions in which more than forty percent (40%) of the voting power of the Corporation is disposed of and the Corporation is a party to such transaction(s), (ii) upon the sale of all or substantially all of the assets of the Corporation, or (iii) the consolidation, merger or similar transaction of the Corporation into or with any other entity or entities (other than a consolidation, merger or similar transaction which the Corporation is a party to such transaction(s) and in which the stockholders of the Corporation immediately prior to such consolidation, merger or similar transaction will own at least sixty percent (60%) of the voting power of the combined or surviving entity by virtue of their ownership of shares of capital stock of the Corporation).

          (b) Optional Conversion of Series C-1 Preferred Stock.

               (i) Upon receipt by a holder of Series C-1 Preferred Stock of a Notice of Redemption (as defined below), each share of Series C-1 Preferred Stock shall be convertible at the election of the holder of the Series C-1 Preferred Stock in accordance with Section 5(c)(ii) hereof.

               (ii) Upon the occurrence of a Series C-1 Stock Price Trigger (as defined below), each share of Series C-1 Preferred Stock shall be convertible at the election of the holder of the Series C-1 Preferred Stock in accordance with Section 5(c)(ii) hereof. A "Series C-1 Stock Price Trigger" shall occur if, at any time prior to November 23, 2004, the average closing bid price of the Common Stock (as quoted on the Nasdaq Small Cap Market, or any other established exchange, national system or automated quotation system on which the Common Stock is listed) over a twenty (20) consecutive Trading Day period is equal to or greater than $3.00, subject to adjustment as provided in Section 5(f)(i) hereof.

               (iii) Each share of Series C-1 Preferred Stock, if not already converted, shall be convertible at the election of the holder of the Series C-1 Preferred Stock in accordance with Section 5(c)(ii) hereof on and after November 23, 2004.

               (iv) Each share of Series C-1 Preferred Stock, if not already converted, shall be convertible at the election of the Corporation in accordance with Section 5(c)(iii) hereof on or after May 23, 2006, subject to adjustment as provided in Section 5(f)(i) hereof.

          (c) Determination of Number of Shares of Common Stock to be Issued Upon Conversion.

               (i) Pursuant to Section 5(a)(i) hereof, each share of Series C-1 Preferred Stock shall be converted in accordance with Section 5(d) hereof at the election of each holder of Series C-1 Preferred Stock, into either (i) 1,000 fully paid and non-assessable shares of Common Stock (the "Conversion Share Amount"), subject to adjustment as provided in Section 5(f)(i) hereof, or (ii) cash in an amount equal to the price of $1,000.00 per share of Series C-1 Preferred Stock, together with declared and unpaid dividends thereon to the date fixed for redemption, without interest (the "Series C-1 Price").

               (ii) Pursuant to Section 5(b) hereof, each share of Series C-1 Preferred Stock shall be convertible in accordance with Section 5(d) hereof at the election of each holder of Series C-1 Preferred Stock, into the Conversion Share Amount, subject to adjustment as provided in
          Section 5(f)(i) hereof.

               (iii) Pursuant to Section 5(b)(iv), each share of Series C-1 Preferred Stock, if not already converted, shall be convertible in accordance with Section 5(k) hereof at the election of the Corporation, into the Conversion Share Amount, subject to adjustment as provided in Section 5(f)(i) hereof.

          (d) Notice of Conversion by the Holders. In order to convert the Series C-1 Preferred Stock into Common Stock or cash, as applicable, pursuant to Section 5(a) or (b) hereof, the holder of the Series C-1 Preferred Stock shall deliver to the Corporation a notice of its election to make such conversion at least five (5) business days prior to the intended date of conversion (the "Conversion Date") setting forth (i) the Conversion Date, (ii) the number of shares of Series C-1 Preferred Stock to be converted on the Conversion Date, (iii) the number of shares of Common Stock held by such holder, (iv) the names (and addresses) in which the certificates for shares of Common Stock issuable upon conversion shall be issued, and (v) the number of shares to be converted into Common Stock or cash, as applicable. With respect to any conversion by a holder of Series C-1 Preferred Stock, such holder shall not sell in the market any shares of Common Stock held by it during the twenty (20) days preceding the Series C-1 Conversion Date.

          (e) Partial Conversion. In the event that some but not all of the Series C-1 Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series C-1 Preferred Stock that were not converted.

          (f) Adjustments for Stock Splits, Recombinations, etc.

               (i) If the Corporation shall at any time or from time to time effect a subdivision of the outstanding Common Stock, or shall issue a dividend of Common Stock on its outstanding Common Stock, the number of shares of Common Stock into which the Series C-1 Preferred Stock is convertible pursuant to Section 5(c) then in effect immediately before that subdivision or dividend shall be proportionately increased and conversely, if the Corporation shall combine the outstanding shares of Common Stock, the number of shares of Common Stock into which the Series C-1 Preferred Stock is convertible pursuant to Section 5(c) then in effect immediately before the combination shall be proportionately decreased. Any adjustment under this subsection 5(f)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective or on the date which the dividend is declared.

               (ii) If converted by a holder of Series C-1 Preferred Stock or the Corporation, the Conversion Date shall be subject to adjustment from time to time as follows:

                    (A) In the event the Corporation should at any time or from time to time after the date hereof fix a record date that is less than twenty (20) Trading Days (as defined below) prior to a Conversion Date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter, the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then such Conversion Date shall be extended to the date which is twenty
               (20) Trading Days after such record date.

                    (B) In the event the Corporation should at any time or from time to time after the date hereof fix a record date which is less than twenty (20) Trading Days prior to a Conversion Date for a combination of the outstanding shares of Common Stock, then such Conversion Date shall be extended to the date which is twenty (20) Trading Days after such record date.

               (iii) Any adjustment under this subsection 5(f) shall become effective at the close of business on the date the subdivision or combination becomes effective or on the date which the dividend is declared.

               (iv) In the event that after the date hereof the Corporation shall declare a dividend payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends), or options or rights not referred to in paragraphs 5(f)(i) through 5(f)(ii), then, in each such case each holder of Series C-1 Preferred Stock shall be entitled to a proportionate share of any such distribution as though such holder were the holder of the number of shares of Common Stock into which such holder's shares of Series C-1 Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.

               (v) If at any time or from time to time after the date hereof there shall be a recapitalization of the Common Stock (other than a subdivision or combination provided for above in this Section 5 (e)), provision shall be made so that each holder of Series C-1 Preferred Stock shall thereafter be entitled to receive upon any conversion of the Series C-1 Preferred Stock under this Section 5 the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion of Series C-1 Preferred Stock pursuant to this Section 5 would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series C-1 Preferred Stock after the recapitalization to the end that the provision of this Section 5 (including the adjustment in the number of shares of Common Stock issuable on conversion) shall be applicable after that event as nearly equivalent as may be practicable.

          (g) Mechanics of Conversion. On the Conversion Date, the holder shall surrender the certificates representing the shares of Series C-1 Preferred Stock being converted, duly endorsed, to the Corporation at its principal office or at the office of its transfer agent. As promptly as possible after the Conversion Date, the Corporation shall issue and deliver to such holder, such certificates as the holder may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series C-1 Preferred Stock. No fractional shares of Common Stock shall be issued upon conversion of Series C-1 Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Common Stock Conversion Price of the Series C-1 Preferred Stock. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder of the converted shares of Series C-1 Preferred Stock shall cease, and the Persons in whose names any certificates of shares of Common Stock shall be issuable shall be deemed to have become holders of record of the shares of Common Stock represented thereby.

          (h) Status of Converted Stock. In the event any shares of Series C-1 Preferred Stock shall be converted pursuant to this Section 5, the shares so converted shall revert to the status of authorized shares of Preferred Stock undesignated as to series or other terms.

          (i) No Impairment. The Corporation will not, by amendment of this Certificate of Designations or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series C-1 Preferred Stock against impairment.

          (j) Notices of Record Date. In the event that the Corporation shall propose at any time:

               (i) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

               (ii) to offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or series or other rights;

               (iii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

               (iv) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up;

          then, in connection with any such event, the Corporation shall send to the holders of Series C-1 Preferred Stock:

                    (A) in the case of the matters referred to in (i) and (ii)
               above, at least ten (10) days prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto); and

                    (B) in the case of the matters referred to in (iii) and (iv)
               above, at least ten (10) days prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

               Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the holders of the Series C-1 Preferred Stock at the address for each such holder as shown on the books and records of the Corporation.

          (k) Notice of Conversion by the Corporation. In order to convert the Series C-1 Preferred Stock into Common Stock or cash, as applicable, pursuant to Section 5(b)(iv) hereof, Corporation shall mail a notice to each holder of record of shares of Series C-1 Preferred Stock addressed to the holder at the address of such holder appearing on the books of the Corporation or given by the holder to the Corporation for the purpose of notice, or, if no such address appears or is given, then at the place where the principal executive office of the Corporation is located, at least five
     (5) business days prior to the intended date of conversion (the "Corporation Conversion Date") setting forth (i) the Conversion Date, (ii) the number of shares of Series C-1 Preferred Stock to be converted on the Conversion Date, and (iii) the number of shares of Common Stock held by such holder. On the Corporation Conversion Date the Series C-1 Preferred Stock shall automatically convert into the Conversion Share Amount without any action on the part of the holders of the Series C-1 Preferred Stock.

     6. Voting Rights. Except as set forth herein or as otherwise required by law, at all times prior to the conversion or redemption of the Series C-1 Preferred Stock, a holder of Series C-1 Preferred Stock shall be entitled to that number of votes per share of Series C-1 Preferred Stock equal to the Conversion Share Amount, subject to adjustment as provided in Section 5(f)(i) hereof, such votes to be counted together with all other shares of stock of the Corporation having general voting power and not counted separately as a class. The holders of Series C-1 Preferred Stock may vote on every matter put to a vote of the Corporation's stockholders, except for any matter reserved solely for the vote of the holders of any series of Preferred Stock other than the Series C-1 Preferred Stock.

          (a) Approval by Series C-1 Preferred Stock. The Corporation shall not, without first obtaining the approval of the holders of not less than a majority of the total number of shares of the Series C-1 Preferred Stock then outstanding voting on an as-converted to Common Stock basis:

               (i) amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or Bylaws if such action would materially and adversely affect the rights, preferences, privileges, or restrictions of the Series C-1 Preferred Stock;

               (ii) authorize, create or issue shares of any class or series of stock having any preference or priority superior to or on a parity with any such preference or priority of the Series C-1 Preferred Stock; or

               (iii) amend this paragraph 6(a).

     7. Redemption.

          (a) Redemption by the Corporation. As and to the extent permitted by law, the Corporation may redeem at its option shares of Series C-1 Preferred Stock, at any time in whole or from time to time in part, at the Series C-1 Price.

               (i) Notice of Redemption; Payment; Surrender of Certificates. In the event of the redemption of shares of Series C-1 Preferred Stock pursuant to paragraph 7(a), the Corporation shall mail a notice of redemption ("Notice of Redemption") to each holder of record of shares of Series C-1 Preferred Stock addressed to the holder at the address of such holder appearing on the books of the Corporation or given by the holder to the Corporation for the purpose of notice, or, if no such address appears or is given, then at the place where the principal executive office of the Corporation is located, not earlier than sixty (60) nor later than eight (8) days before such payment is due, as set forth above. The notice of redemption shall include (i) the date fixed for redemption (the "Redemption Date"), (ii) the place at which the stockholders may obtain payment of the Series C-1 Price upon surrender of their share certificates, (iii) the amount of the payment due, and (iv) the last date prior to the date of redemption that the right of conversion may be exercised. If funds are available on the date fixed for the redemption, then whether or not the share certificates are surrendered for payment of the Series C-1 Price, the shares shall no longer be outstanding and the holders thereof shall cease to be stockholders of the Corporation with respect to the shares redeemed on and after the date fixed for redemption and shall be entitled only to receive the Series C-1 Price without interest upon surrender of the share certificate. If less than all the shares represented by one share certificate are to be redeemed, the Corporation shall issue a new share certificate for the shares not redeemed.

     8. Waiver of Rights, Preferences or Privileges. Any right, preference or privilege of the Series C-1 Preferred Stock may be waived and the provisions of this Certificate of Designation may be amended by the holders of a majority of the outstanding shares of Series C-1 Preferred Stock and such waiver shall be binding on all holders of Series C-1 Preferred Stock.

     9. General Provisions.

          (a) The term "Affiliate" as used herein shall have the meaning given it in Rule 405 promulgated under the Securities Act of 1933, as amended from time to time.

          (b) The term "Person" as used herein means any corporation, limited liability company, partnership, trust, organization, association, other entity or individual.

          (c) The term "outstanding", when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or a subsidiary.

          (d) The term "Trading Day" shall mean a day on which the Nasdaq Small Cap Market, or any other established exchange or national system on which the Common Stock is listed, is open for trading.

          (e) The headings of the sections, paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

     IN WITNESS WHEREOF, Genaera Corporation has caused this Certificate of Designations to be signed and attested by the undersigned this 9th day of June 2003.

                                            GENAERA CORPORATION


                                            By:
                                                --------------------------------
                                            Name: Roy C. Levitt, M.D.
                                            Title: President and Chief Executive
                                                   Officer

                                    EXHIBIT B

          AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, PREFERENCES
                    AND RIGHTS OF SERIES C-2 PREFERRED STOCK

                                       of

                               GENAERA CORPORATION

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware

     The undersigned, President and Chief Executive Officer of Genaera Corporation, a Delaware corporation (hereinafter called the "Corporation"), pursuant to the provisions of Sections 103 and 151 of the Delaware General Corporation Law (the "DGCL"), does hereby make this Amended and Restated Certificate of Designations (the "Certificate of Designations") and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation, the Board of Directors duly adopted the following resolutions:

     RESOLVED, that, pursuant to Section A(1) of the Certificate of Incorporation (which authorizes 9,211,031 shares of convertible preferred stock, $.001 par value ("Preferred Stock"), of which (i) 80,000 shares have been designated Series A Convertible Preferred Stock (the "Series A Preferred Stock") and of which 888 shares of Series A Preferred Stock are currently issued and outstanding, and (ii) 10,000 shares have been designated Series B Convertible Preferred Stock (the "Series B Preferred Stock") and of which all shares of Series B Preferred Stock are currently issued and outstanding), the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock.

     RESOLVED, that this Certificate of Designations amends and restates in its entirety the Corporation's original certificate of designations, preferences and rights of the Series C-2 Preferred Stock filed with the Secretary of State of the State of Delaware on May 27, 2003.

     RESOLVED, that each share of such series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

     1. Number and Designation. 2,500 shares of the Preferred Stock of the Corporation shall be designated as Series C-2 Convertible Preferred Stock, $.001 par value (the "Series C-2 Preferred Stock").

     2. Rank. The Series C-2 Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution and winding up, rank prior to the Corporation's common stock, $.002 par value ("Common Stock") and rank junior to the Series A Preferred Stock and the Series B Preferred Stock. All equity securities of the Corporation to which the Series C-2 Preferred Stock ranks prior (whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise), including the Common Stock, are collectively referred to herein as the "Junior Securities." All equity securities of the Corporation with which the Series C-2 Preferred Stock ranks on a parity are collectively referred to as "Parity Securities" (it being understood that the Corporation's Series C-1 Preferred Stock is a Parity Security with respect to the Series C-2 Preferred Stock) and all equity securities of the Corporation to which the Series C-2 Preferred Stock ranks junior (whether with respect to dividends or upon liquidation, dissolution or winding up) are collectively referred to herein as the "Senior Securities." The respective definitions of Junior Securities and Senior Securities shall also include any rights or options exercisable for or convertible into any of the Junior Securities and Senior Securities, as the case may be. The Series C-2 Preferred Stock shall be subject to the creation of Junior Securities but not subject to the creation of Parity Securities or Senior Securities except as provided in paragraph 6(a) hereof.

     3. Dividends.

          (a) In the event that the Corporation declares a dividend with respect to or makes a distribution on the Common Stock, then the holders of the Series C-2 Preferred Stock shall be entitled to participate with the holders of the Common Stock in any such dividends or distributions paid or set aside for payment, such that the holders of the Series C-2 Preferred Stock shall receive, with respect to each share of Series C-2 Preferred Stock held, an amount equal to (i) the dividend or distribution payable with respect to each share of Common Stock, multiplied by (ii) the number of shares of Common Stock into which such share of Series C-2 Preferred Stock is convertible as of the record date for such dividend or distribution. The provision of this subsection 3(a) shall not apply to any dividends or distributions that would result in an adjustment of the Common Stock Conversion Price (as hereinafter defined) pursuant to Section 5(f).

          (b) For purposes of this Section 3, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase or other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase, or redemption by a subsidiary of the Corporation.

     4. Liquidation Preference.

          (a) In the event of any liquidation, dissolution or winding up of the Corporation, prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of Series C-2 Preferred Stock and any Junior Securities by reason of their ownership of such stock, the holders of Series A Preferred Stock and Series B Preferred Stock shall be entitled to receive for each outstanding share of Series A Preferred Stock and Series B Preferred Stock then held by them an amount equal to $1,000.00 (the "Series A/B Liquidation Preference") plus accrued and unpaid cumulative dividends on such share (as adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like). Following the payment of the Series A/B Liquidation Preference, and prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of Junior Securities by reason of their ownership of such stock, the holders of Series C-2 Preferred Stock shall be entitled to receive for each outstanding share of Series C-2 Preferred Stock then held by them in an amount equal to $1,000.00 (the "Series C-2 Liquidation Preference") plus any declared but unpaid dividends on such shares (as adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like). If, upon the occurrence of a liquidation, dissolution or winding up, the assets and funds of the Corporation legally available for distribution to stockholders by reason of their ownership of stock of the Corporation shall be insufficient to permit the payment of the full aforementioned preferential amount on the Series C-2 Preferred Stock, then the entire assets and funds of the Corporation legally available for distribution to stockholders by reason of their ownership of stock of the Corporation shall be distributed among the holders of Series C-2 Preferred Stock and holders of any other such Parity Securities ratably in accordance with the respective amounts that would be payable on such shares of Series C-2 Preferred Stock and such Parity Securities if the amounts payable thereon were paid in full.

          (b) Subject to the prior rights of the holders of any Senior Securities, after payment shall have been made in full to the holders of the Series C-2 Preferred Stock, as provided in this Section 4, any other series or class or classes of Junior Securities shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series C-2 Preferred Stock shall not be entitled to share therein.

     5. Conversion.

          (a) Automatic Conversion of Series C-2 Preferred Stock.

               (i) Upon the occurrence of a Change of Control (as defined below), each share of Series C-2 Preferred Stock shall be automatically converted in accordance with Section 5(c)(i) hereof. A "Change of Control" shall occur upon the occurrence of (i) any sale, exchange, conveyance or other disposition of capital stock of the Corporation in a transaction or series of related transactions in which more than forty percent (40%) of the voting power of the Corporation is disposed of and the Corporation is a party to such transaction(s), (ii) upon the sale of all or substantially all of the assets of the Corporation, or (iii) the consolidation, merger or similar transaction of the Corporation into or with any other entity or entities (other than a consolidation, merger or similar transaction which the Corporation is a party to such transaction(s) and in which the stockholders of the Corporation immediately prior to such consolidation, merger or similar transaction will own at least sixty percent (60%) of the voting power of the combined or surviving entity by virtue of their ownership of shares of capital stock of the Corporation).

          (b) Optional Conversion of Series C-2 Preferred Stock.

               (i) Upon receipt by a holder of Series C-2 Preferred Stock of a Notice of Redemption (as defined below), each share of Series C-2 Preferred Stock shall be convertible at the election of the holder of the Series C-2 Preferred Stock in accordance with Section 5(c)(ii) hereof.

               (ii) Upon the occurrence of a Series C-2 Stock Price Trigger (as defined below), each share of Series C-2 Preferred Stock shall be convertible at the election of the holder of the Series C-2 Preferred Stock in accordance with Section 5(c)(ii) hereof. A "Series C-2 Stock Price Trigger" shall occur if, at any time prior to November 23, 2004, the average closing bid price of the Common Stock (as quoted on the Nasdaq Small Cap Market, or any other established exchange, national system or automated quotation system on which the Common Stock is listed) over a twenty (20) consecutive Trading Day period is equal to or greater than $4.00, subject to adjustment as provided in Section 5(f)(i) hereof.

               (iii) Each share of Series C-2 Preferred Stock, if not already converted, shall be convertible at the election of the holder of the Series C-2 Preferred Stock in accordance with Section 5(c)(ii) hereof on and after November 23, 2004.

               (iv) Each share of Series C-2 Preferred Stock, if not already converted, shall be convertible at the election of the Corporation in accordance with Section 5(c)(iii) hereof on or after May 23, 2006, subject to adjustment as provided in Section 5(f)(i) hereof.

          (c) Determination of Number of Shares of Common Stock to be Issued Upon Conversion.

               (i) Pursuant to Section 5(a)(i) hereof, each share of Series C-2 Preferred Stock shall be converted in accordance with Section 5(d) hereof at the election of each holder of Series C-2 Preferred Stock, into either (i) 1,000 fully paid and non-assessable shares of Common Stock (the "Conversion Share Amount"), subject to adjustment as provided in Section 5(f)(i) hereof, or (ii) cash in an amount equal to the price of $1,000.00 per share of Series C-2 Preferred Stock, together with declared and unpaid dividends thereon to the date fixed for redemption, without interest (the "Series C-2 Price").

               (ii) Pursuant to Section 5(b) hereof, each share of Series C-2 Preferred Stock shall be convertible in accordance with Section 5(d) hereof at the election of each holder of Series C-2 Preferred Stock, into the Conversion Share Amount, subject to adjustment as provided in
          Section 5(f)(i) hereof.

               (iii) Pursuant to Section 5(b)(iv), each share of Series C-2 Preferred Stock, if not already converted, shall be convertible in accordance with Section 5(k) hereof at the election of the Corporation, into the Conversion Share Amount, subject to adjustment as provided in Section 5(f)(i) hereof.

          (d) Notice of Conversion by the Holders. In order to convert the Series C-2 Preferred Stock into Common Stock or cash, as applicable, pursuant to Section 5(a) or (b) hereof, the holder of the Series C-2 Preferred Stock shall deliver to the Corporation a notice of its election to make such conversion at least five (5) business days prior to the intended date of conversion (the "Conversion Date") setting forth (i) the Conversion Date, (ii) the number of shares of Series C-2 Preferred Stock to be converted on the Conversion Date, (iii) the number of shares of Common Stock held by such holder, (iv) the names (and addresses) in which the certificates for shares of Common Stock issuable upon conversion shall be issued, and (v) the number of shares to be converted into Common Stock or cash, as applicable. With respect to any conversion by a holder of Series C-2 Preferred Stock, such holder shall not sell in the market any shares of Common Stock held by it during the twenty (20) days preceding the Series C-2 Conversion Date.

          (e) Partial Conversion. In the event that some but not all of the Series C-2 Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series C-2 Preferred Stock that were not converted.

          (f) Adjustments for Stock Splits, Recombinations, etc.

               (i) If the Corporation shall at any time or from time to time effect a subdivision of the outstanding Common Stock, or shall issue a dividend of Common Stock on its outstanding Common Stock, the number of shares of Common Stock into which the Series C-2 Preferred Stock is convertible pursuant to Section 5(c) then in effect immediately before that subdivision or dividend shall be proportionately increased and conversely, if the Corporation shall combine the outstanding shares of Common Stock, the number of shares of Common Stock into which the Series C-2 Preferred Stock is convertible pursuant to Section 5(c) then in effect immediately before the combination shall be proportionately decreased. Any adjustment under this subsection 5(f)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective or on the date which the dividend is declared.

               (ii) If converted by a holder of Series C-2 Preferred Stock or the Corporation, the Conversion Date shall be subject to adjustment from time to time as follows:

                    (A) In the event the Corporation should at any time or from time to time after the date hereof fix a record date that is less than twenty (20) Trading Days (as defined below) prior to a Conversion Date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter, the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then such Conversion Date shall be extended to the date which is twenty
               (20) Trading Days after such record date.

                    (B) In the event the Corporation should at any time or from time to time after the date hereof fix a record date which is less than twenty (20) Trading Days prior to a Conversion Date for a combination of the outstanding shares of Common Stock, then such Conversion Date shall be extended to the date which is twenty (20) Trading Days after such record date.

               (iii) Any adjustment under this subsection 5(f) shall become effective at the close of business on the date the subdivision or combination becomes effective or on the date which the dividend is declared.

               (iv) In the event that after the date hereof the Corporation shall declare a dividend payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons, assets (excluding cash dividends), or options or rights not referred to in paragraphs 5(f)(i) through 5(f)(ii), then, in each such case each holder of Series C-2 Preferred Stock shall be entitled to a proportionate share of any such distribution as though such holder were the holder of the number of shares of Common Stock into which such holder's shares of Series C-2 Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.

               (v) If at any time or from time to time after the date hereof there shall be a recapitalization of the Common Stock (other than a subdivision or combination provided for above in this Section 5 (e)), provision shall be made so that each holder of Series C-2 Preferred Stock shall thereafter be entitled to receive upon any conversion of the Series C-2 Preferred Stock under this Section 5 the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion of Series C-2 Preferred Stock pursuant to this Section 5 would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series C-2 Preferred Stock after the recapitalization to the end that the provision of this Section 5 (including the adjustment in the number of shares of Common Stock issuable on conversion) shall be applicable after that event as nearly equivalent as may be practicable.

          (g) Mechanics of Conversion. On the Conversion Date, the holder shall surrender the certificates representing the shares of Series C-2 Preferred Stock being converted, duly endorsed, to the Corporation at its principal office or at the office of its transfer agent. As promptly as possible after the Conversion Date, the Corporation shall issue and deliver to such holder, such certificates as the holder may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series C-2 Preferred Stock. No fractional shares of Common Stock shall be issued upon conversion of Series C-2 Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Common Stock Conversion Price of the Series C-2 Preferred Stock. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder of the converted shares of Series C-2 Preferred Stock shall cease, and the Persons in whose names any certificates of shares of Common Stock shall be issuable shall be deemed to have become holders of record of the shares of Common Stock represented thereby.

          (h) Status of Converted Stock. In the event any shares of Series C-2 Preferred Stock shall be converted pursuant to this Section 5, the shares so converted shall revert to the status of authorized shares of Preferred Stock undesignated as to series or other terms.

          (i) No Impairment. The Corporation will not, by amendment of this Certificate of Designations or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series C-2 Preferred Stock against impairment.

          (j) Notices of Record Date. In the event that the Corporation shall propose at any time:

               (i) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

               (ii) to offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or series or other rights;

               (iii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

               (iv) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up;

     then, in connection with any such event, the Corporation shall send to the holders of Series C-2 Preferred Stock:

                    (A) in the case of the matters referred to in (i) and (ii)
               above, at least ten (10) days prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto); and

                    (B) in the case of the matters referred to in (iii) and (iv)
               above, at least ten (10) days prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event).

               Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the holders of the Series C-2 Preferred Stock at the address for each such holder as shown on the books and records of the Corporation.

          (k) Notice of Conversion by the Corporation. In order to convert the Series C-2 Preferred Stock into Common Stock or cash, as applicable, pursuant to Section 5(b)(iv) hereof, Corporation shall mail a notice to each holder of record of shares of Series C-2 Preferred Stock addressed to the holder at the address of such holder appearing on the books of the Corporation or given by the holder to the Corporation for the purpose of notice, or, if no such address appears or is given, then at the place where the principal executive office of the Corporation is located, at least five
     (5) business days prior to the intended date of conversion (the "Corporation Conversion Date") setting forth (i) the Conversion Date, (ii) the number of shares of Series C-2 Preferred Stock to be converted on the Conversion Date, and (iii) the number of shares of Common Stock held by such holder. On the Corporation Conversion Date the Series C-2 Preferred Stock shall automatically convert into the Conversion Share Amount without any action on the part of the holders of the Series C-2 Preferred Stock.

     6. Voting Rights. Except as set forth herein or as otherwise required by law, at all times prior to the conversion or redemption of the Series C-2 Preferred Stock, a holder of Series C-2 Preferred Stock shall be entitled to that number of votes per share of Series C-2 Preferred Stock equal to the Conversion Share Amount, subject to adjustment as provided in Section 5(f)(i) hereof, such votes to be counted together with all other shares of stock of the Corporation having general voting power and not counted separately as a class. The holders of Series C-2 Preferred Stock may vote on every matter put to a vote of the Corporation's stockholders, except for any matter reserved solely for the vote of the holders of any series of Preferred Stock other than the Series C-2 Preferred Stock.

          (a) Approval by Series C-2 Preferred Stock. The Corporation shall not, without first obtaining the approval of the holders of not less than a majority of the total number of shares of the Series C-2 Preferred Stock then outstanding voting on an as-converted to Common Stock basis:

               (i) amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or Bylaws if such action would materially and adversely affect the rights, preferences, privileges, or restrictions of the Series C-2 Preferred Stock;

               (ii) authorize, create or issue shares of any class or series of stock having any preference or priority superior to or on a parity with any such preference or priority of the Series C-2 Preferred Stock; or

               (iii) amend this paragraph 6(a).

     7. Redemption.

          (a) Redemption by the Corporation. As and to the extent permitted by law, the Corporation may redeem at its option shares of Series C-2 Preferred Stock, at any time in whole or from time to time in part, at the Series C-2 Price.

               (i) Notice of Redemption; Payment; Surrender of Certificates. In the event of the redemption of shares of Series C-2 Preferred Stock pursuant to paragraph 7(a), the Corporation shall mail a notice of redemption ("Notice of Redemption") to each holder of record of shares of Series C-2 Preferred Stock addressed to the holder at the address of such holder appearing on the books of the Corporation or given by the holder to the Corporation for the purpose of notice, or, if no such address appears or is given, then at the place where the principal executive office of the Corporation is located, not earlier than sixty (60) nor later than eight (8) days before such payment is due, as set forth above. The notice of redemption shall include (i) the date fixed for redemption (the "Redemption Date"), (ii) the place at which the stockholders may obtain payment of the Series C-2 Price upon surrender of their share certificates, (iii) the amount of the payment due, and (iv) the last date prior to the date of redemption that the right of conversion may be exercised. If funds are available on the date fixed for the redemption, then whether or not the share certificates are surrendered for payment of the Series C-2 Price, the shares shall no longer be outstanding and the holders thereof shall cease to be stockholders of the Corporation with respect to the shares redeemed on and after the date fixed for redemption and shall be entitled only to receive the Series C-2 Price without interest upon surrender of the share certificate. If less than all the shares represented by one share certificate are to be redeemed, the Corporation shall issue a new share certificate for the shares not redeemed.

     8. Waiver of Rights, Preferences or Privileges. Any right, preference or privilege of the Series C-2 Preferred Stock may be waived and the provisions of this Certificate of Designation may be amended by the holders of a majority of the outstanding shares of Series C-2 Preferred Stock and such waiver shall be binding on all holders of Series C-2 Preferred Stock.

     9. General Provisions.

          (a) The term "Affiliate" as used herein shall have the meaning given it in Rule 405 promulgated under the Securities Act of 1933, as amended from time to time.

          (b) The term "Person" as used herein means any corporation, limited liability company, partnership, trust, organization, association, other entity or individual.

          (c) The term "outstanding", when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or a subsidiary.

          (d) The term "Trading Day" shall mean a day on which the Nasdaq Small Cap Market, or any other established exchange or national system on which the Common Stock is listed, is open for trading.

          (e) The headings of the sections, paragraphs, subparagraphs, clauses and subclauses of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

     IN WITNESS WHEREOF, Genaera Corporation has caused this Certificate of Designations to be signed and attested by the undersigned this 9th day of June 2003.

                                        GENAERA CORPORATION


                                        By:
                                            ------------------------------------
                                            Name: Roy C. Levitt, M.D.
                                            Title: President and Chief Executive
                                                   Officer